UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2004 (December 16, 2004)

                                RG AMERICA, INC.
                          F/K/A INVVISION CAPITAL, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

                                     0-80429
                            (Commission File Number)

                                   75-2823489
                        (IRS Employer Identification No.)

              2100 VALLEY VIEW LANE, SUITE 100 - DALLAS, TX (75234)
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (972) 919-4774
         --------------------------------------------------------------

                             INVVISION CAPITAL, INC.
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                 RG AMERICA, INC. F/K/A INVVISION CAPITAL, INC.

Section 1 - Registrant's Business and Operations

Section 2 - Financial Information

Item 2.05 Costs Associated with Exit or Disposal Activities

      On December 16, 2004, Registrant determined that as a result of a material impairment of its wholly owned subsidiary Practical Business Solutions 2000, Inc. ("PBS2000"), it will wind down and close the PBS 2000 operation (See Item
2.06 Material Impairments below). Registrant has estimated that a charge of approximately $125,000 will be recorded for this process. Registrant estimates that the closing process will be completed before March 31, 2005.

      Additionally, Registrant is investigating Mr. Dale Diercks activities while employed by PBS 2000 and subsequent to his departure. Mr. Diercks was the PBS 2000 principal officer and Registrant is reviewing all options available to as a result of the investigation including legal action against Mr. Diercks.

Item 2.06 Material Impairments

      On December 16, 2004, Registrant determined that as a result of the loss of the key employee as related to PBS 2000, its valuation has been significantly impaired. As a result of Registrant's impairment analysis, the entire goodwill recorded from the acquisition of PBS 2000 in the amount of $401,033 is impaired and Registrant will record this amount as an impairment expense.

Section 3 - Securities and Trading Markets

Section 4 - Matters Related to Accountants and Financial Statements

Section 5 - Corporate Governance and Management

Section 6 - [Reserved]

Section 7 - Regulation FD

Section 8 - Other Events

Item 8.01 Other Events

      On December 16, 2004, the Board of Directors approved a reverse stock split of the issued and outstanding shares Registrant's common stock by a ratio of one-for-six. Previously, on August 18, 2004, the stockholders of the Company approved a reverse stock split of the issued and outstanding shares of the Company's common stock by a ratio of between one-for-two and one-for-six, inclusive, to be made at the sole discretion of the Board of Directors before December 31, 2004. Currently, there are 118,885,605 shares issued and outstanding and 27,614,850 shares subscribed but not issued, or a total of 146,500,455. After considering the shares that are subscribed but not issued and the one-for-six reverse stock split, there will be 24,416,743 shares issued and outstanding.

Section 9 - Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                RG AMERICA, INC.
                                  (REGISTRANT)
Date: December 22, 2004

/s/ Bruce A. Hall
--------------------------------------
Bruce A. Hall, Chief Financial Officer